UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2011
Dana Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
3939 Technology Drive, Maumee, Ohio 43537
(Address of principal executive offices) (Zip Code)
(419) 887-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-1.1
EX-5.1
EX-99.1

Item 1.01. Entry Into a Material Definitive Agreement
Underwriting Agreement
On January 25, 2011, Dana Holding Corporation (“Dana”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc.; Wells Fargo Securities, LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc., as representatives of the several underwriters named therein, relating to the issuance and sale by Dana of $400 million in aggregate principal amount of 6.500% notes due 2019 (the “2019 Notes”) and $350 million in aggregate principal amount of 6.750% notes due 2021 (the “2021 Notes” and, together with the 2019 Notes, the “Notes”).
The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (File No. 333-171826) filed with the Securities and Exchange Commission (the “Commission”) on January 24, 2011. The terms of the Notes were described in Dana’s Prospectus dated January 24, 2011, as supplemented by a final Prospectus Supplement dated January 25, 2011, as filed with the Commission on January 26, 2011. Dana used the net proceeds from the offering, together with current cash and cash equivalents, to repay in full all amounts outstanding under its term loan facility.
The Underwriting Agreement contains customary representations, covenants and indemnification provisions.
A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The above description of the material terms of the Underwriting Agreement is not complete and is qualified in its entirety by reference to Exhibit 1.1.
Indenture
On January 28, 2011, Dana completed its offering of the Notes. The Notes were issued pursuant to an Indenture, dated as of January 28, 2011 (the “Base Indenture”), among Dana and Wells Fargo Bank, National Association, as trustee, as amended and supplemented by the First Supplemental Indenture, dated as of January 28, 2011 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).
The Indenture provides, among other things, that the Notes will be senior unsecured obligations of Dana. Interest is payable on the Notes on February 15 and August 15 of each year, beginning August 15, 2011. The 2019 Notes will mature on February 15, 2019 and the 2021 Notes will mature on February 15, 2021.
Dana may redeem the 2019 Notes in whole or in part on or after February 15, 2015 at redemption prices of 103.250% or 101.625% of the principal amount thereof if the redemption occurs during the 12-month period beginning on February 15, 2015 or 2016, respectively, and a redemption price of 100.000% of the principal amount thereof on or after February 15, 2017, in each case plus accrued and unpaid interest to the redemption date. Prior to February 15, 2014, Dana may redeem up to 35% of the aggregate principal amount of the 2019 Notes with the net cash proceeds of one or more equity offerings, at a price equal to 106.500% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, provided that at least 65% of the original aggregate principal amount of the 2019 Notes remains outstanding after the redemption. Prior to February 15, 2015, Dana also may redeem the 2019 Notes in whole or in part at a redemption price equal to 100.000% of the aggregate principal amount thereof, plus accrued and unpaid interest to the redemption date plus a “make-whole” premium. In addition, prior to February 15, 2015, during any 12-month period, Dana may redeem up to 10% of the aggregate principal amount of the 2019 Notes at a redemption price equal to 103.000% of the principal amount thereof, plus accrued and unpaid interest to the redemption date.
Dana may redeem the 2021 Notes in whole or in part on or after February 15, 2016 at redemption prices of 103.375%, 102.250% or 101.125% of the principal amount thereof if the redemption occurs during the 12-month period beginning on February 15, 2016, 2017 or 2018, respectively, and a redemption price of 100.000% of the principal amount thereof on or after February 15, 2019, in each case plus accrued and unpaid interest to the redemption date. Prior to February 15, 2014, Dana may redeem up to 35% of the aggregate principal amount of the 2021 Notes with the net cash proceeds of one or more equity offerings, at a price equal to 106.750% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, provided that at least 65% of the original aggregate principal amount of the 2021 Notes remains outstanding after the redemption. Prior to February 15, 2016, Dana may redeem the 2021 Notes in whole or in part at a redemption price equal to 100.000% of the aggregate principal amount thereof, plus accrued and unpaid interest to the redemption date plus a “make-whole” premium. In addition, prior to February 15, 2016, during any 12-month period, Dana may redeem up to 10% of the aggregate principal amount of the 2021 Notes at a redemption price equal to 103.000% of the principal amount thereof, plus accrued and unpaid interest to the redemption date.
Subject to certain limitations, in the event of a change of control of Dana, Dana will be required to make an offer to purchase the Notes at a purchase price equal to 101.00% of the principal amount of the Notes, plus accrued and unpaid interest to the date of purchase.
The Indenture contains restrictive covenants that, among other things, limit Dana’s ability to: (i) incur additional debt, (ii) pay dividends and make other restricted payments, (iii) create or permit certain liens, (iv) issue or sell capital stock of Dana’s restricted subsidiaries, (v) use the proceeds from sales of assets and subsidiary stock, (vi) create or permit restrictions on the ability of Dana’s restricted subsidiaries to pay dividends or make other distributions to Dana, (vii) enter into transactions with affiliates, and (viii) consolidate or merge or sell all or substantially all of Dana’s assets. The foregoing limitations are subject to exceptions as set forth in the Indenture. In addition, if in the future (i) the Notes have been assigned an investment grade rating from either Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) and a rating from the other rating agency of at least Ba1 in the case of Moody’s or BB+ in the case of S&P, and (ii) no default has occurred and is continuing, certain of these covenants will, thereafter, no longer apply to the Notes for so long as the Notes maintain these specified ratings. The Indenture also provides for customary events of default.

Dana intends to file the Base Indenture and the First Supplemental Indenture as exhibits to its next periodic report.
Item 7.01. Regulation FD Disclosure
On January 28, 2011, Dana announced the completion of the offering of the Notes. Dana’s press release announcing the completion of the offering is attached as Exhibit 99.1 hereto and incorporated herein by reference.
The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following items are filed with this report.

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 25, 2011, among Dana Holding Corporation and Citigroup Global Markets Inc.; Wells Fargo Securities, LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc., as representatives of the several underwriters named therein.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).

99.1	Press release dated January 28, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION
Date: January 28, 2011	By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 25, 2011, among Dana Holding Corporation and Citigroup Global Markets Inc.; Wells Fargo Securities, LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc., as representatives of the several underwriters named therein.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).

99.1	Press release dated January 28, 2011.